UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________

FORM 8-K
__________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 15, 2008
__________________

NS8 CORPORATION
(Exact Name of registrant as specified in its charter)

_________________________

Delaware (State or other jurisdiction of incorporation)	333-75956 (Commission File Number)	13-4142621 (IRS Employer Identification No.)

Suite 200, 1311 Howe Street, Vancouver, British Columbia (Address of Principal Executive Offices)	V6Z 2P3 (Zip Code)

Registrant’s telephone number, including area code:  (604) 677-6994

Former Name or Former Address, if Changed Since Last Report:  6080 Center Drive, 6th Floor, Los Angeles, CA, USA 90045

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Resignation of Directors

On April 15, 2008, James C. Forbes resigned as Chairman of the Board of Directors of NS8 Corporation (the “Company”). Mr. Forbes’ resignation was for personal reasons and did not relate to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(b)	Resignation of Principal Officers

On April 15, 2008, James C. Forbes resigned as Chief Executive Officer of the Company. His resignation did not relate to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(c)           Appointment of Directors

On April 15, 2008, the Company appointed George O’Leary as Chairman of the Board of Directors of the Company. Mr. O’Leary has been a member of the Board of Directors of the Company since April 12, 2007 and as previously disclosed in our Form 8-K filed with the SEC on April 19, 2007, he has served as its Chief Financial Officer since April 18, 2007.

On April 15, 2008, the Company appointed Uriel E. Kusiatin to its Board of Directors. Mr. Kusiatin has been serving the Company as it President since June 15, 2007 and he will continue acting in that position.

(d)           Appointment of Principal Officer

On April 15, 2008, the Company appointed Uriel E. Kusiatin as Chief Executive Officer of the Company.

Mr. Kusiatin was made available to the Company by SKS Consulting of South Florida Corp. (“SKS”) to lead the overall implementation and execution of the Company’s five year strategic plan. The Company will not directly compensate Mr. Kusiatin with an executive salary or benefits package pending a one year performance review (which period commenced on June 15, 2007). His current compensation will be paid by SKS under its original consulting agreement with the Company that was filed on April 12, 2007.

There is no family relationship between Mr. Kusiatin and any other director or executive officer of the Company.

Item 9.01 Financial Statements and Exhibits

(a)           Financial statements of business acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS8 Corporation (Registrant)

Date: April 15, 2008	By:	/s/ Uriel Kusiatin
Uriel Kusiatin
Chief Executive Officer and President